UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 22, 2022
Date of Report (Date of earliest event reported)

1-13948
(Commission file number)
MATIV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware		62-1612879
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

100 North Point Center East,	Suite 600
Alpharetta,	Georgia	30022
(Address of principal executive offices)		(Zip Code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

Effective July 6, 2022, in connection with the closing of the merger with Neenah, Inc. ("Neenah"), Mativ Holdings, Inc. has two reportable segments for financial reporting purposes: Advanced Technical Materials ("ATM") and Fiber-Based Solutions ("FBS"). ATM is comprised of the legacy Schweitzer-Mauduit International, Inc. ("SWM") Advanced Materials & Structures segment and the legacy Neenah Technical Products segment. FBS is comprised of the legacy SWM Engineered Papers segment and the legacy Neenah Fine Paper and Packaging segment. For accounting purposes, SWM was the surviving entity. Effective as of the closing date of the Merger, SWM changed its name to Mativ Holdings, Inc. ("Mativ," "we," "our", or the "Company").

On November 9, 2022, Mativ filed a Current Report on Form 8-K to report earnings for the quarter-ended September 30, 2022. The purpose of the supplemental combined legacy financial information provided in Exhibit 99.1 is to reflect changes to our reportable segments and to present certain non-GAAP financial measures quarterly on a combined company basis beginning with the first quarter of 2021. The supplemental combined legacy financial information is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference to such filings.

About Mativ

Mativ is a global leader in specialty materials headquartered in Alpharetta, Georgia. The Company offers a wide range of critical components and engineered solutions to solve our customers’ most complex challenges. With over 7,500 employees worldwide, we manufacture on four continents and generate sales in more than 100 countries. The Company’s two operating segments, ATM and FBS, target premium applications across diversified and growing end-markets. Our broad portfolio of technologies combines polymers, fibers, and resins to optimize the performance of our customers’ products across multiple stages of the value chain. Our leading positions are a testament to our best-in-class global manufacturing, supply chain, and material science capabilities. We drive innovation and enhance performance, finding potential in the impossible.

Item 9.01    Financial Statements and Exhibits

(a) Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit

The historical unaudited supplemental combined legacy information for the three-month periods ended March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022, and September 30, 2022 are attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

(b) Exhibits

Exhibit No.	Description of Exhibit
99.1	Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATIV HOLDINGS, INC.
(Registrant)

By:	/s/ Andrew Wamser
Andrew Wamser Executive Vice President and Chief Financial Officer

Dated: December 22, 2022

Exhibit 99.1

On July 6, 2022 Schweitzer-Mauduit International, Inc. ("SWM") and Neenah, Inc. ("Neenah") completed a merger of equals (the "merger") and renamed the combined company Mativ Holdings, Inc. As SWM was the surviving legal entity, financial statements for periods prior to the merger reflect only the legacy SWM results. In connection with the close of the Neenah merger, Mativ has two reportable segments for financial reporting purposes: Advanced Technical Materials ("ATM") and Fiber-Based Solutions ("FBS"). ATM is comprised of the legacy SWM Advanced Materials & Structures segment and the legacy Neenah Technical Products segment. FBS is comprised of the legacy SWM Engineered Papers segment and the legacy Neenah Fine Paper and Packaging segment.

Non-GAAP Financial Measures

Certain financial measures and comments contained herein exclude restructuring, impairment and other expenses, certain purchase accounting adjustments related to ATM and FBS segment acquisitions, acquisition/merger and integration related costs, stock-based compensation, and depreciation and amortization. Financial measures which exclude or include these items have not been determined in accordance with accounting principles generally accepted in the United States ("GAAP") and are therefore "non-GAAP" financial measures. Reconciliations of these non-GAAP financial measures to the most closely analogous measure determined in accordance with GAAP are included in the financial schedules attached hereto.

The Company believes the presentation of non-GAAP financial measures in addition to the related GAAP measures provides investors with greater transparency on the information used by the Company’s management in its financial and operational decision-making. Management also believes the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company’s financial and operational performance in the same way that management evaluates the Company's financial performance. Management believes providing this information enables investors to better understand the Company’s operating performance and financial condition. These non-GAAP financial measures are not calculated or presented in accordance with, and are not intended to be considered in isolation or as alternatives or substitutes for, or superior to, financial measures prepared and presented in accordance with GAAP, and should be read only in conjunction with the Company's financial measures prepared and presented in accordance with GAAP. The non-GAAP financial measures used in this release may be different from the measures used by other companies.

Supplemental Combined Financial Information

Due to the significance of the merger and the resulting change in our reportable segments, the Company is providing the supplemental combined financial information set forth in the attached schedules to enhance its shareholders' ability to evaluate the Company's operating performance on a combined basis. The purpose of the supplemental combined financial information provided in the attached schedules is to reflect changes to our reportable segments and to present certain non-GAAP financial measures quarterly on a combined company basis beginning with the first quarter of 2021. The schedules included in the attached schedules have been prepared by making certain adjustments to legacy Neenah financial information to conform with accounting and reporting practices of legacy SWM.

The supplemental combined legacy financial information in the attached schedules is not necessarily indicative of the operating results of the combined companies had the Neenah merger been completed at the beginning of or prior to the periods presented or of the operating results of the combined company in the future. The supplemental combined legacy financial information for periods prior to the date of the merger does not reflect cost savings or other synergies anticipated as a result of the merger. The supplemental combined legacy financial information is not pro forma information prepared in accordance with Article 11 of Regulation S-X of the SEC, and the preparation of information in accordance with Article 11 would result in a different presentation.

The information presented in these exhibits supersedes any previously disclosed historical financial information, including historical information presented in the Company’s third quarter 2022 earnings release.

The information being furnished pursuant to Item 2.02 of this Report, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

SOURCE: Mativ Holdings, Inc.

CONTACT

Andrew Wamser
Chief Financial Officer
+1-770-569-4271

Or

Mark Chekanow, CFA
Director of Investor Relations
+1-770-569-4229

Website: http://www.mativ.com

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended			Year-to-Date
	Mativ Combined for Comparison		Mativ	Mativ Combined for Comparison
	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2022
Advanced Technical Materials (ATM) (1)
Net Sales	$439.6	$469.4	$426.1	$1,335.1
GAAP Operating Profit	24.1	48.2	31.5	103.8
Amortization of intangibles and other purchase accounting adjustments	13.2	13.1	16.1	42.4
Restructuring, impairment, and other expenses	13.8	3.2	2.2	19.2
Acquisition/Merger and integration costs	0.2	0.3	—	0.5
Adjusted Operating Profit (2)	$51.3	$64.8	$49.8	$165.9
Adjusted Operating Profit Margin	11.7%	13.8%	11.7%	12.4%
Depreciation and stock-based compensation expense (3)	12.2	11.9	12.4	36.5
Adjusted EBITDA (4)	$63.5	$76.7	$62.2	$202.4
Adjusted EBITDA Margin	14.4%	16.3%	14.6%	15.2%

Fiber-Based Solutions (FBS) (1)
Net Sales	$252.0	$263.8	$248.0	$763.8
GAAP Operating Profit	38.7	37.3	27.8	103.8
Amortization of intangibles and other purchase accounting adjustments	0.3	0.3	8.6	9.2
Restructuring, impairment, and other expenses/(income)	0.3	(0.9)	0.5	(0.1)
Other	0.1	—	—	0.1
Adjusted Operating Profit (2)	$39.4	$36.7	$36.9	$113.0
Adjusted Operating Profit Margin	15.6%	13.9%	14.9%	14.8%
Depreciation and stock-based compensation expense (3)	7.9	8.5	12.1	28.5
Adjusted EBITDA (4)	$47.3	$45.2	$49.0	$141.5
Adjusted EBITDA Margin	18.8%	17.1%	19.8%	18.5%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended			Year-to-Date
	Mativ Combined for Comparison		Mativ	Mativ Combined for Comparison
	March 31, 2022	June 30, 2022	September 30, 2022	September 30, 2022
Corporate Unallocated
GAAP Operating Loss	$(40.7)	$(41.0)	$(73.2)	$(154.9)
Restructuring, impairment, and other expenses	—	—	5.2	5.2
Acquisition/Merger and integration costs	12.2	11.9	46.8	70.9
Other	0.5	—	—	0.5
Adjusted Operating Loss (2)	$(28.0)	$(29.1)	$(21.2)	$(78.3)
% of total Net Sales	(4.0)%	(4.0)%	(3.1)%	(3.7)%
Depreciation and stock-based compensation expense (3)	5.3	4.1	3.0	12.4
Adjusted EBITDA (4)	$(22.7)	$(25.0)	$(18.2)	$(65.9)
% of total Net Sales	(3.3)%	(3.4)%	(2.7)%	(3.1)%

Consolidated
Net Sales	$691.6	$733.2	$674.1	$2,098.9
GAAP Operating Profit/(Loss) (1)	22.1	44.5	(13.9)	52.7
Amortization of intangibles and other purchase accounting adjustments	13.5	13.4	24.7	51.6
Restructuring, impairment, and other expenses	14.1	2.3	7.9	24.3
Acquisition/Merger and integration costs	12.4	12.2	46.8	71.4
Other	0.6	—	—	0.6
Adjusted Operating Profit (2)	$62.7	$72.4	$65.5	$200.6
Adjusted Operating Profit Margin	9.1%	9.9%	9.7%	9.6%
Depreciation and stock-based compensation expense (3)	25.4	24.5	27.5	77.4
Adjusted EBITDA (4)	$88.1	$96.9	$93.0	$278.0
Adjusted EBITDA Margin	12.7%	13.2%	13.8%	13.2%
The following notes apply to all periods and tables presented herein:
(1) Effective with the merger, certain assets/net sales were reclassified out of ATM and into FBS, and to conform with legacy SWM accounting practices certain of legacy Neenah operating expenses were reclassified out of the ATM and FBS operating segments and moved to Corporate Unallocated. In addition, certain legacy Neenah Corporate Unallocated operating expenses were reclassified out of GAAP Operating Profit and moved to other income, net to conform with legacy SWM accounting practices.

(2) Effective with the merger, legacy Neenah's definition of Adjusted Operating Profit, a non-GAAP financial measure, was conformed to legacy SWM's Adjusted Operating Profit definition which includes an add-back for amortization of intangible assets and other purchase accounting adjustments.

(3) Depreciation and stock-based compensation excludes stock-based compensation included in acquisition/merger and integration costs.
(4) Effective with the merger, legacy SWM's definition of EBITDA, a non-GAAP financial measure, was conformed to legacy Neenah's EBITDA definition which includes an add-back for stock-based compensation. The revised EBITDA definition is more aligned with the terms of the Company's Credit Agreement.

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended				Year-to-Date
	Mativ Combined for Comparison
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021
Advanced Technical Materials (ATM) (1)
Net Sales	$293.4	$412.8	$415.4	$403.2	$1,524.8
GAAP Operating Profit/(Loss)	39.7	(10.9)	26.7	11.8	67.3
Amortization of intangibles and other purchase accounting adjustments	7.1	21.9	13.7	13.3	56.0
Restructuring, impairment, and other expenses/(income)	0.2	37.4	(0.4)	2.2	39.4
Acquisition/Merger and integration costs	—	—	0.6	0.1	0.7
Other	0.1	0.5	0.6	1.0	2.2
Adjusted Operating Profit (2)	$47.1	$48.9	$41.2	$28.4	$165.6
Adjusted Operating Profit Margin	16.1%	11.8%	9.9%	7.0%	10.9%
Depreciation and stock-based compensation expense (3)	8.2	12.4	12.0	14.0	46.6
Adjusted EBITDA (4)	$55.3	$61.3	$53.2	$42.4	$212.2
Adjusted EBITDA Margin	18.8%	14.8%	12.8%	10.5%	13.9%

Fiber-Based Solutions (FBS) (1)
Net Sales	$221.8	$234.3	$236.1	$251.5	$943.7
GAAP Operating Profit	45.8	38.0	32.3	34.6	150.7
Amortization of intangibles and other purchase accounting adjustments	0.2	0.3	0.3	0.3	1.1
Restructuring, impairment, and other expenses	1.5	2.4	2.4	2.7	9.0
Other	0.3	—	0.2	0.2	0.7
Adjusted Operating Profit (2)	$47.8	$40.7	$35.2	$37.8	$161.5
Adjusted Operating Profit Margin	21.6%	17.4%	14.9%	15.0%	17.1%
Depreciation and stock-based compensation expense (3)	8.7	8.9	9.1	9.0	35.7
Adjusted EBITDA (4)	$56.5	$49.6	$44.3	$46.8	$197.2
Adjusted EBITDA Margin	25.5%	21.2%	18.8%	18.6%	20.9%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended				Year-to-Date
	Mativ Combined for Comparison
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021
Corporate Unallocated
GAAP Operating Loss	$(39.2)	$(44.1)	$(25.5)	$(40.3)	$(149.1)
Restructuring, impairment, and other expenses	—	0.4	—	0.2	0.6
Acquisition/Merger and integration costs	15.6	12.2	3.3	0.5	31.6
Other	0.1	8.3	0.3	18.0	26.7
Adjusted Operating Loss (2)	$(23.5)	$(23.2)	$(21.9)	$(21.6)	$(90.2)
% of total Net Sales	(4.6)%	(3.6)%	(3.4)%	(3.3)%	(3.7)%
Depreciation and stock-based compensation expense (3)	3.9	3.9	3.0	3.6	14.4
Adjusted EBITDA (4)	$(19.6)	$(19.3)	$(18.9)	$(18.0)	$(75.8)
% of total Net Sales	(3.8)%	(3.0)%	(2.9)%	(2.7)%	(3.1)%

Consolidated
Net Sales	$515.2	$647.1	$651.5	$654.7	$2,468.5
GAAP Operating Profit/(Loss) (1)	46.3	(17.0)	33.5	6.1	68.9
Amortization of intangibles and other purchase accounting adjustments	7.3	22.2	14.0	13.6	57.1
Restructuring, impairment, and other expenses	1.7	40.2	2.0	5.1	49.0
Acquisition/Merger and integration costs	15.6	12.2	3.9	0.6	32.3
Other	0.5	8.8	1.1	19.2	29.6
Adjusted Operating Profit (2)	$71.4	$66.4	$54.5	$44.6	$236.9
Adjusted Operating Profit Margin	13.9%	10.3%	8.4%	6.8%	9.6%
Depreciation and stock-based compensation expense (3)	20.8	25.2	24.1	26.6	96.7
Adjusted EBITDA (4)	$92.2	$91.6	$78.6	$71.2	$333.6
Adjusted EBITDA Margin	17.9%	14.2%	12.1%	10.9%	13.5%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	March 31, 2022
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Advanced Technical Materials (ATM) (1)
Net Sales	$185.6	$(18.9)	$166.7	$272.9	$439.6
GAAP Operating Profit	12.1	1.7	13.8	10.3	24.1
Amortization of intangibles and other purchase accounting adjustments	2.2	(0.1)	2.1	11.1	13.2
Restructuring, impairment, and other expenses	0.6	—	0.6	13.2	13.8
Acquisition/Merger and integration costs	0.2	—	0.2	—	0.2
Adjusted Operating Profit (2)	$15.1	$1.6	$16.7	$34.6	$51.3
Adjusted Operating Profit Margin	8.1%	N/A	10.0%	12.7%	11.7%
Depreciation and stock-based compensation expense (3)	5.1	(0.7)	4.4	7.8	12.2
Adjusted EBITDA (4)	$20.2	$0.9	$21.1	$42.4	$63.5
Adjusted EBITDA Margin	10.9%	N/A	12.7%	15.5%	14.4%

Fiber-Based Solutions (FBS) (1)
Net Sales	$99.2	$18.9	$118.1	$133.9	$252.0
GAAP Operating Profit	11.9	1.1	13.0	25.7	38.7
Amortization of intangibles and other purchase accounting adjustments	0.2	0.1	0.3	—	0.3
Restructuring, impairment, and other expenses	—	—	—	0.3	0.3
Other	0.1	—	0.1	—	0.1
Adjusted Operating Profit (2)	$12.2	$1.2	$13.4	$26.0	$39.4
Adjusted Operating Profit Margin	12.3%	N/A	11.3%	19.4%	15.6%
Depreciation and stock-based compensation expense (3)	2.3	0.7	3.0	4.9	7.9
Adjusted EBITDA (4)	$14.5	$1.9	$16.4	$30.9	$47.3
Adjusted EBITDA Margin	14.6%	N/A	13.9%	23.1%	18.8%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	March 31, 2022
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Corporate Unallocated
GAAP Operating Loss	$(11.8)	$(3.5)	$(15.3)	$(25.4)	$(40.7)
Acquisition/Merger and integration costs	5.1	—	5.1	7.1	12.2
Other	0.5	—	0.5	—	0.5
Adjusted Operating Loss (2)	$(6.2)	$(3.5)	$(9.7)	$(18.3)	$(28.0)
% of total Net Sales	(2.2)%	N/A	(3.4)%	(4.5)%	(4.0)%
Depreciation and stock-based compensation expense (3)	1.8	—	1.8	3.5	5.3
Adjusted EBITDA (4)	$(4.4)	$(3.5)	$(7.9)	$(14.8)	$(22.7)
% of total Net Sales	(1.5)%	N/A	(2.8)%	(3.6)%	(3.3)%

Consolidated
Net Sales	$284.8	$—	$284.8	$406.8	$691.6
GAAP Operating Profit (1)	12.2	(0.7)	11.5	10.6	22.1
Amortization of intangibles and other purchase accounting adjustments	2.4	—	2.4	11.1	13.5
Restructuring, impairment, and other expenses	0.6	—	0.6	13.5	14.1
Acquisition/Merger and integration costs	5.3	—	5.3	7.1	12.4
Other	0.6	—	0.6	—	0.6
Adjusted Operating Profit (2)	$21.1	$(0.7)	$20.4	$42.3	$62.7
Adjusted Operating Profit Margin	7.4%	N/A	7.2%	10.4%	9.1%
Depreciation and stock-based compensation expense (3)	9.2	—	9.2	16.2	25.4
Adjusted EBITDA (4)	$30.3	$(0.7)	$29.6	$58.5	$88.1
Adjusted EBITDA Margin	10.6%	N/A	10.4%	14.4%	12.7%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	June 30, 2022
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Advanced Technical Materials (ATM) (1)
Net Sales	$198.5	$(17.2)	$181.3	$288.1	$469.4
GAAP Operating Profit	16.3	2.5	18.8	29.4	48.2
Amortization of intangibles and other purchase accounting adjustments	2.1	(0.1)	2.0	11.1	13.1
Restructuring, impairment, and other expenses	2.1	—	2.1	1.1	3.2
Acquisition/Merger and integration costs	0.3	—	0.3	—	0.3
Adjusted Operating Profit (2)	$20.8	$2.4	$23.2	$41.6	$64.8
Adjusted Operating Profit Margin	10.5%	N/A	12.8%	14.4%	13.8%
Depreciation and stock-based compensation expense (3)	5.0	(0.7)	4.3	7.6	11.9
Adjusted EBITDA (4)	$25.8	$1.7	$27.5	$49.2	$76.7
Adjusted EBITDA Margin	13.0%	N/A	15.2%	17.1%	16.3%

Fiber-Based Solutions (FBS) (1)
Net Sales	$108.3	$17.2	$125.5	$138.3	$263.8
GAAP Operating Profit	14.5	0.4	14.9	22.4	37.3
Amortization of intangibles and other purchase accounting adjustments	0.2	0.1	0.3	—	0.3
Restructuring, impairment, and other expenses/(income)	—	—	—	(0.9)	(0.9)
Adjusted Operating Profit (2)	$14.7	$0.5	$15.2	$21.5	$36.7
Adjusted Operating Profit Margin	13.6%	N/A	12.1%	15.5%	13.9%
Depreciation and stock-based compensation expense (3)	2.3	0.7	3.0	5.5	8.5
Adjusted EBITDA (4)	$17.0	$1.2	$18.2	$27.0	$45.2
Adjusted EBITDA Margin	15.7%	N/A	14.5%	19.5%	17.1%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	June 30, 2022
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Corporate Unallocated
GAAP Operating Loss	$(13.8)	$(3.2)	$(17.0)	$(24.0)	$(41.0)
Acquisition/Merger and integration costs	5.4	—	5.4	6.5	11.9
Adjusted Operating Loss (2)	$(8.4)	$(3.2)	$(11.6)	$(17.5)	$(29.1)
% of total Net Sales	(2.7)%	N/A	(3.8)%	(4.1)%	(4.0)%
Depreciation and stock-based compensation expense (3)	1.8	—	1.8	2.3	4.1
Adjusted EBITDA (4)	$(6.6)	$(3.2)	$(9.8)	$(15.2)	$(25.0)
% of total Net Sales	(2.2)%	N/A	(3.2)%	(3.6)%	(3.4)%

Consolidated
Net Sales	$306.8	$—	$306.8	$426.4	$733.2
GAAP Operating Profit (1)	17.0	(0.3)	16.7	27.8	44.5
Amortization of intangibles and other purchase accounting adjustments	2.3	—	2.3	11.1	13.4
Restructuring, impairment, and other expenses	2.1	—	2.1	0.2	2.3
Acquisition/Merger and integration costs	5.7	—	5.7	6.5	12.2
Adjusted Operating Profit (2)	$27.1	$(0.3)	$26.8	$45.6	$72.4
Adjusted Operating Profit Margin	8.8%	N/A	8.7%	10.7%	9.9%
Depreciation and stock-based compensation expense (3)	9.1	—	9.1	15.4	24.5
Adjusted EBITDA (4)	$36.2	$(0.3)	$35.9	$61.0	$96.9
Adjusted EBITDA Margin	11.8%	N/A	11.7%	14.3%	13.2%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	March 31, 2021
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Advanced Technical Materials (ATM) (1)
Net Sales	$145.2	$(14.8)	$130.4	$163.0	$293.4
GAAP Operating Profit	19.2	(0.8)	18.4	21.3	39.7
Amortization of intangibles and other purchase accounting adjustments	0.7	(0.1)	0.6	6.5	7.1
Restructuring, impairment, and other expenses	0.2	—	0.2	—	0.2
Other	0.1	—	0.1	—	0.1
Adjusted Operating Profit (2)	$20.2	$(0.9)	$19.3	$27.8	$47.1
Adjusted Operating Profit Margin	13.9%	N/A	14.8%	17.1%	16.1%
Depreciation and stock-based compensation expense (3)	4.7	(0.7)	4.0	4.2	8.2
Adjusted EBITDA (4)	$24.9	$(1.6)	$23.3	$32.0	$55.3
Adjusted EBITDA Margin	17.1%	N/A	17.9%	19.6%	18.8%

Fiber-Based Solutions (FBS) (1)
Net Sales	$81.8	$14.8	$96.6	$125.2	$221.8
GAAP Operating Profit	12.7	3.2	15.9	29.9	45.8
Amortization of intangibles and other purchase accounting adjustments	0.1	0.1	0.2	—	0.2
Restructuring, impairment, and other expenses/(income)	(0.2)	—	(0.2)	1.7	1.5
Other	0.3	—	0.3	—	0.3
Adjusted Operating Profit (2)	$12.9	$3.3	$16.2	$31.6	$47.8
Adjusted Operating Profit Margin	15.8%	N/A	16.8%	25.2%	21.6%
Depreciation and stock-based compensation expense (3)	2.4	0.7	3.1	5.6	8.7
Adjusted EBITDA (4)	$15.3	$4.0	$19.3	$37.2	$56.5
Adjusted EBITDA Margin	18.7%	N/A	20.0%	29.7%	25.5%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	March 31, 2021
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Corporate Unallocated
GAAP Operating Loss	$(18.3)	$(3.2)	$(21.5)	$(17.7)	$(39.2)
Acquisition/Merger and integration costs	12.0	—	12.0	3.6	15.6
Other	0.1	—	0.1	—	0.1
Adjusted Operating Loss (2)	$(6.2)	$(3.2)	$(9.4)	$(14.1)	$(23.5)
% of total Net Sales	(2.7)%	N/A	(4.1)%	(4.9)%	(4.6)%
Depreciation and stock-based compensation expense (3)	1.7	—	1.7	2.2	3.9
Adjusted EBITDA (4)	$(4.5)	$(3.2)	$(7.7)	$(11.9)	$(19.6)
% of total Net Sales	(2.0)%	N/A	(3.4)%	(4.1)%	(3.8)%

Consolidated
Net Sales	$227.0	$—	$227.0	$288.2	$515.2
GAAP Operating Profit (1)	13.6	(0.8)	12.8	33.5	46.3
Amortization of intangibles and other purchase accounting adjustments	0.8	—	0.8	6.5	7.3
Restructuring, impairment, and other expenses	—	—	—	1.7	1.7
Acquisition/Merger and integration costs	12.0	—	12.0	3.6	15.6
Other	0.5	—	0.5	—	0.5
Adjusted Operating Profit (2)	$26.9	$(0.8)	$26.1	$45.3	$71.4
Adjusted Operating Profit Margin	11.9%	N/A	11.5%	15.7%	13.9%
Depreciation and stock-based compensation expense (3)	8.8	—	8.8	12.0	20.8
Adjusted EBITDA (4)	$35.7	$(0.8)	$34.9	$57.3	$92.2
Adjusted EBITDA Margin	15.7%	N/A	15.4%	19.9%	17.9%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	June 30, 2021
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Advanced Technical Materials (ATM) (1)
Net Sales	$179.6	$(18.8)	$160.8	$252.0	$412.8
GAAP Operating Profit/(Loss)	(28.3)	(1.5)	(29.8)	18.9	(10.9)
Amortization of intangibles and other purchase accounting adjustments	2.6	5.0	7.6	14.3	21.9
Restructuring, impairment, and other expenses	37.4	—	37.4	—	37.4
Acquisition/Merger and integration costs	5.1	(5.1)	—	—	—
Other	0.5	—	0.5	—	0.5
Adjusted Operating Profit (2)	$17.3	$(1.6)	$15.7	$33.2	$48.9
Adjusted Operating Profit Margin	9.6%	N/A	9.8%	13.2%	11.8%
Depreciation and stock-based compensation expense (3)	6.0	(0.7)	5.3	7.1	12.4
Adjusted EBITDA (4)	$23.3	$(2.3)	$21.0	$40.3	$61.3
Adjusted EBITDA Margin	13.0%	N/A	13.1%	16.0%	14.8%

Fiber-Based Solutions (FBS) (1)
Net Sales	$89.7	$18.8	$108.5	$125.8	$234.3
GAAP Operating Profit	9.9	3.9	13.8	24.2	38.0
Amortization of intangibles and other purchase accounting adjustments	0.2	0.1	0.3	—	0.3
Restructuring, impairment, and other expenses	0.1	—	0.1	2.3	2.4
Adjusted Operating Profit (2)	$10.2	$4.0	$14.2	$26.5	$40.7
Adjusted Operating Profit Margin	11.4%	N/A	13.1%	21.1%	17.4%
Depreciation and stock-based compensation expense (3)	2.5	0.7	3.2	5.7	8.9
Adjusted EBITDA (4)	$12.7	$4.7	$17.4	$32.2	$49.6
Adjusted EBITDA Margin	14.2%	N/A	16.0%	25.6%	21.2%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	June 30, 2021
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Corporate Unallocated
GAAP Operating Loss	$(14.2)	$(2.7)	$(16.9)	$(27.2)	$(44.1)
Restructuring, impairment, and other expenses	0.4	—	0.4	—	0.4
Acquisition/Merger and integration costs	0.1	—	0.1	12.1	12.2
Other	8.3	—	8.3	—	8.3
Adjusted Operating Loss (2)	$(5.4)	$(2.7)	$(8.1)	$(15.1)	$(23.2)
% of total Net Sales	(2.0)%	N/A	(3.0)%	(4.0)%	(3.6)%
Depreciation and stock-based compensation expense (3)	1.4	—	1.4	2.5	3.9
Adjusted EBITDA (4)	$(4.0)	$(2.7)	$(6.7)	$(12.6)	$(19.3)
% of total Net Sales	(1.5)%	N/A	(2.5)%	(3.3)%	(3.0)%

Consolidated
Net Sales	$269.3	$—	$269.3	$377.8	$647.1
GAAP Operating Profit/(Loss) (1)	(32.6)	(0.3)	(32.9)	15.9	(17.0)
Amortization of intangibles and other purchase accounting adjustments	2.8	5.1	7.9	14.3	22.2
Restructuring, impairment, and other expenses	37.9	—	37.9	2.3	40.2
Acquisition/Merger and integration costs	5.2	(5.1)	0.1	12.1	12.2
Other	8.8	—	8.8	—	8.8
Adjusted Operating Profit (2)	$22.1	$(0.3)	$21.8	$44.6	$66.4
Adjusted Operating Profit Margin	8.2%	N/A	8.1%	11.8%	10.3%
Depreciation and stock-based compensation expense (3)	9.9	—	9.9	15.3	25.2
Adjusted EBITDA (4)	$32.0	$(0.3)	$31.7	$59.9	$91.6
Adjusted EBITDA Margin	11.9%	N/A	11.8%	15.9%	14.2%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	September 30, 2021
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Advanced Technical Materials (ATM) (1)
Net Sales	$172.7	$(17.4)	$155.3	$260.1	$415.4
GAAP Operating Profit	10.0	0.8	10.8	15.9	26.7
Amortization of intangibles and other purchase accounting adjustments	2.5	(0.1)	2.4	11.3	13.7
Restructuring, impairment, and other expenses/(income)	(0.4)	—	(0.4)	—	(0.4)
Acquisition/Merger and integration costs	0.6	—	0.6	—	0.6
Other	0.6	—	0.6	—	0.6
Adjusted Operating Profit (2)	$13.3	$0.7	$14.0	$27.2	$41.2
Adjusted Operating Profit Margin	7.7%	N/A	9.0%	10.5%	9.9%
Depreciation and stock-based compensation expense (3)	5.5	(0.7)	4.8	7.2	12.0
Adjusted EBITDA (4)	$18.8	$—	$18.8	$34.4	$53.2
Adjusted EBITDA Margin	10.9%	N/A	12.1%	13.2%	12.8%

Fiber-Based Solutions (FBS) (1)
Net Sales	$95.2	$17.4	$112.6	$123.5	$236.1
GAAP Operating Profit	6.4	1.9	8.3	24.0	32.3
Amortization of intangibles and other purchase accounting adjustments	0.2	0.1	0.3	—	0.3
Restructuring, impairment, and other expenses	—	—	—	2.4	2.4
Other	0.2	—	0.2	—	0.2
Adjusted Operating Profit (2)	$6.8	$2.0	$8.8	$26.4	$35.2
Adjusted Operating Profit Margin	7.1%	N/A	7.8%	21.4%	14.9%
Depreciation and stock-based compensation expense (3)	2.5	0.7	3.2	5.9	9.1
Adjusted EBITDA (4)	$9.3	$2.7	$12.0	$32.3	$44.3
Adjusted EBITDA Margin	9.8%	N/A	10.7%	26.2%	18.8%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	September 30, 2021
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Corporate Unallocated
GAAP Operating Loss	$(5.0)	$(3.6)	$(8.6)	$(16.9)	$(25.5)
Acquisition/Merger and integration costs	—	—	—	3.3	3.3
Other	0.3	—	0.3	—	0.3
Adjusted Operating Loss (2)	$(4.7)	$(3.6)	$(8.3)	$(13.6)	$(21.9)
% of total Net Sales	(1.8)%	N/A	(3.1)%	(3.5)%	(3.4)%
Depreciation and stock-based compensation expense (3)	1.3	—	1.3	1.7	3.0
Adjusted EBITDA (4)	$(3.4)	$(3.6)	$(7.0)	$(11.9)	$(18.9)
% of total Net Sales	(1.3)%	N/A	(2.6)%	(3.1)%	(2.9)%

Consolidated
Net Sales	$267.9	$—	$267.9	$383.6	$651.5
GAAP Operating Profit (1)	11.4	(0.9)	10.5	23.0	33.5
Amortization of intangibles and other purchase accounting adjustments	2.7	—	2.7	11.3	14.0
Restructuring, impairment, and other expenses/(income)	(0.4)	—	(0.4)	2.4	2.0
Acquisition/Merger and integration costs	0.6	—	0.6	3.3	3.9
Other	1.1	—	1.1	—	1.1
Adjusted Operating Profit (2)	$15.4	$(0.9)	$14.5	$40.0	$54.5
Adjusted Operating Profit Margin	5.7%	N/A	5.4%	10.4%	8.4%
Depreciation and stock-based compensation expense (3)	9.3	—	9.3	14.8	24.1
Adjusted EBITDA (4)	$24.7	$(0.9)	$23.8	$54.8	$78.6
Adjusted EBITDA Margin	9.2%	N/A	8.9%	14.3%	12.1%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	December 31, 2021
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Advanced Technical Materials (ATM) (1)
Net Sales	$166.7	$(19.1)	$147.6	$255.6	$403.2
GAAP Operating Profit	4.7	1.6	6.3	5.5	11.8
Amortization of intangibles and other purchase accounting adjustments	2.2	(0.1)	2.1	11.2	13.3
Restructuring, impairment, and other expenses	0.3	—	0.3	1.9	2.2
Acquisition/Merger and integration costs	0.1	—	0.1	—	0.1
Other	1.0	—	1.0	—	1.0
Adjusted Operating Profit (2)	$8.3	$1.5	$9.8	$18.6	$28.4
Adjusted Operating Profit Margin	5.0%	N/A	6.6%	7.3%	7.0%
Depreciation and stock-based compensation expense (3)	5.2	(0.7)	4.5	9.5	14.0
Adjusted EBITDA (4)	$13.5	$0.8	$14.3	$28.1	$42.4
Adjusted EBITDA Margin	8.1%	N/A	9.7%	11.0%	10.5%

Fiber-Based Solutions (FBS) (1)
Net Sales	$97.6	$19.1	$116.7	$134.8	$251.5
GAAP Operating Profit	11.9	0.3	12.2	22.4	34.6
Amortization of intangibles and other purchase accounting adjustments	0.2	0.1	0.3	—	0.3
Restructuring, impairment, and other expenses	0.2	—	0.2	2.5	2.7
Other	0.2	—	0.2	—	0.2
Adjusted Operating Profit (2)	$12.5	$0.4	$12.9	$24.9	$37.8
Adjusted Operating Profit Margin	12.8%	N/A	11.1%	18.5%	15.0%
Depreciation and stock-based compensation expense (3)	2.4	0.7	3.1	5.9	9.0
Adjusted EBITDA (4)	$14.9	$1.1	$16.0	$30.8	$46.8
Adjusted EBITDA Margin	15.3%	N/A	13.7%	22.8%	18.6%

Non-GAAP Reconciliation of Combined Legacy Neenah and SWM Operating Profit
(in millions) (Unaudited)

	Three Months Ended
	December 31, 2021
	Legacy Neenah	Adjustments	Legacy Neenah Adjusted	Legacy SWM	Mativ Combined for Comparison
Corporate Unallocated
GAAP Operating Loss	$(20.8)	$(2.5)	$(23.3)	$(17.0)	$(40.3)
Restructuring, impairment, and other expenses	0.2	—	0.2	—	0.2
Acquisition/Merger and integration costs	0.5	—	0.5	—	0.5
Other	15.6	—	15.6	2.4	18.0
Adjusted Operating Loss (2)	$(4.5)	$(2.5)	$(7.0)	$(14.6)	$(21.6)
% of total Net Sales	(1.7)%	N/A	(2.6)%	(3.7)%	(3.3)%
Depreciation and stock-based compensation expense (3)	0.9	—	0.9	2.7	3.6
Adjusted EBITDA (4)	$(3.6)	$(2.5)	$(6.1)	$(11.9)	$(18.0)
% of total Net Sales	(1.4)%	N/A	(2.3)%	(3.0)%	(2.7)%

Consolidated
Net Sales	$264.3	$—	$264.3	$390.4	$654.7
GAAP Operating Profit/(Loss) (1)	(4.2)	(0.6)	(4.8)	10.9	6.1
Amortization of intangibles and other purchase accounting adjustments	2.4	—	2.4	11.2	13.6
Restructuring, impairment, and other expenses	0.7	—	0.7	4.4	5.1
Acquisition/Merger and integration costs	0.6	—	0.6	—	0.6
Other	16.8	—	16.8	2.4	19.2
Adjusted Operating Profit (2)	$16.3	$(0.6)	$15.7	$28.9	$44.6
Adjusted Operating Profit Margin	6.2%	N/A	5.9%	7.4%	6.8%
Depreciation and stock-based compensation expense (3)	8.5	—	8.5	18.1	26.6
Adjusted EBITDA (4)	$24.8	$(0.6)	$24.2	$47.0	$71.2
Adjusted EBITDA Margin	9.4%	N/A	9.2%	12.0%	10.9%